UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) August 12, 2002

Owens & Minor, Inc
(Exact name of registrant as specified in its chapter)

Virginia (State or other jurisdiction of incorporation	1-9810 (Commission File Number)	54-1701843 (IRS Employer Identification No.

4800 Cox Road, Glen Allen, Virginia (Address of principal executive offices)	23060 (Zip Code)

Registrant’s telephone number, including area code    (804) 747-9794

Item 9.     Regulation FD Disclosure

On August 12, 2002, G. Gilmer Minor, III, Chief Executive Officer and Chairman, and Jeffrey Kaczka, Chief Financial Officer of Owens & Minor, Inc. each submitted their sworn statements under oath pursuant to the U.S. Securities and Exchange Commission Order 4-460. The statements are attached herein as Exhibits 99.1 and 99.2.

Item 7.     Financial Statements and Exhibits.

(c)	Exhibits.

99.1    Registrants’ Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 12, 2002.

99.2    Registrants’ Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 12, 2002.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS & MINOR, INC.

Date: August 12, 2002	By:	/s/ DREW ST. J. CARNEAL
	Name:	Drew St. J. Carneal
	Title:	Senior Vice President & General Counsel